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                                                                       Exhibit 1





                              AMSCAN HOLDINGS, INC.

                                  COMMON STOCK
                           (PAR VALUE $0.10 PER SHARE)
                           ---------------------------


                             UNDERWRITING AGREEMENT
                           ---------------------------


                                                               December __, 1996

Goldman, Sachs & Co.,
Alex. Brown & Sons Incorporated,
    As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Amscan Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 5,350,000 shares and, at the election of the Underwriters, up to 802,500 additional shares of Common Stock, par value $0.10 per share ("Stock") of the Company. The 5,350,000 shares to be sold by the Company are herein called the "Firm Shares" and the 802,500 additional shares to be sold by the Company are herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (i) A registration statement on Form S-1 (File No. 333-14107) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and
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         regulations of the Commission under the Act is hereinafter called a
         "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

            (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

            (iv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

            (v) The Company does not own any real property in fee simple; The Company's subsidiaries have good and marketable title in fee simple to all real property and the Company and its subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in

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         the Prospectus or such as do not materially affect the value of such property, taken as a whole, and do not interfere with the use made and proposed to be made of such property, taken as a whole, by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

            (vii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; with respect to each of the subsidiaries of the Company that are 100% owned by the Company as set forth in
         Schedule II hereto, all of the issued and outstanding shares of capital stock of each such subsidiary are fully paid and non-assessable and (except as otherwise described in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; with respect to each of the subsidiaries of the Company that are less than 100% owned by the Company as set forth in
         Schedule II hereto, all of the issued shares of capital stock owned by the Company of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise described in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, and the percentage owned by the Company of all of the outstanding shares of capital stock of each such subsidiary is at least equal to the percentage shown opposite such subsidiary's name on
         Schedule II hereto; the Organization (as defined in the Prospectus) has been duly and validly consummated in compliance with applicable law; and there are no holders of the securities of the Company or any of its subsidiaries having rights to registration thereof (except as otherwise described in the Prospectus) or pre-emptive rights to purchase capital stock of the Company;

            (viii) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

            (ix) The issue and sale of the Shares and the compliance by the Company with all of the provisions of: (a) this Agreement, (b) the Stock Agreement, dated October 9, 1996 (the "Stock Agreement"), among Gerald C. Rittenberg, John A. Svenningsen and Amscan Inc.,

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         (c) the Tax Indemnity Agreement, dated __________, 1996 (the "Tax
         Indemnity Agreement"), between the Company and John A. Svenningsen, (d) the Share Exchange Agreement, dated December __, 1996 (the "Share Exchange Agreement"), among the Company, John A. Svenningsen, certain trusts as specified therein and Gerald C. Rittenberg and (e) the Capital Contribution Agreement, dated as of October 9, 1996 (the "Capital Contribution Agreement"), between the Company and Allan J. Kaufman, Arthur J. Kaufman and Michael F. Hodges, including the side letter with respect thereto dated of even date therewith (collectively, agreements (b) through (e) (including such side letter) in this subsection 1(ix), the "Organization Agreements") and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, which violation may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the Organization Agreements, except for the registration under the Act of the Shares and the registration of the Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

            (x) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws; neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus;

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            (xi) The statements set forth in the Prospectus under the caption
         "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Shares Eligible For Future Sale", "Organization of the Company", "Certain Related Transactions" and "Underwriting" (except, with respect to the statements under the caption "Underwriting", for information furnished in writing to the Company by the Underwriters through the representatives expressly for use therein) insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate and fairly summarize such provisions in all materials respects;

            (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the current or future financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xiv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (xv) Each of the Company and its subsidiaries owns or is licensed to use all patents, trademarks, service marks, trade names and copyrights ("Intellectual Property") currently used in the conduct of their business, except for those patents, trademarks, service marks, trade names or copyrights with respect to which the failure to own or license same would not have a material adverse affect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole. To the best knowledge of the Company and its subsidiaries, none of the activities engaged in by the Company or its subsidiaries infringe upon or otherwise conflict with Intellectual Property rights of others, except for any such conflicts that would not have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and

            (xvi) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $____________, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which

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such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 802,500 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. The Company hereby confirms its engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720(b)(15) of the Rules of Conduct of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Shares. Goldman, Sachs & Co. in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Company agrees to pay the QIU $10,000 on the Closing Date.

     4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in Federal (same day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York time, on December 23, 1996 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery.

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A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6.  The Company agrees with each of the Underwriters:

            (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act and, if the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof unless, in the reasonable judgment of the Company, such amendment or supplement is required by law and the Company receives an opinion from counsel reasonably satisfactory to the representatives to such effect; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a

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
         material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except for the issuance of an aggregate of $3,000,000 worth of shares of Stock (based on the initial public offering price set forth on the cover of the Prospectus) to the Company's Employee Stock Ownership Plan (and issuances of Stock to employees therefrom) or in the form of stock bonuses to certain domestic employees and except as otherwise provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are exercisable or exchangeable for, that represent the right to receive or that are convertible into or whose exercise or settlement price is derivable from the price of Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

            (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated

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
         basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

            (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

            (i) To use its best efforts to list for quotation the Shares on the Nasdaq Stock Market, Inc. ("NASDAQ"); and

            (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act.

     7. The Company covenants and agrees with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares not exceeding $10,000; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in
Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey not exceeding $20,000; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section . It is understood, however, that, except as provided in this Section , and Sections 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the Underwriting Agreement, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Kurzman & Eisenberg, LLP, counsel for the Company, shall have furnished to you their written opinion (a copy of such opinion in final draft form being attached as Annex II(a) hereto), dated the date of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                   (i) Each of Amscan Inc., Am-Source, Inc., Trisar, Inc., JCS
               Realty Corp. and SSY Realty Corp. (collectively, the "Domestic Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials, officers of the Company and officers of the Domestic Subsidiaries, provided that such counsel shall state that he has no reason to believe that both you and he are not justified in relying upon such opinions and certificates);

                   (ii) Each of the Domestic Subsidiaries has been duly
               qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials, officers of the Company and officers of the Domestic Subsidiaries, provided that such counsel shall state that he has no reason to believe that both you and he are not justified in relying upon such opinions and certificates);

                   (iii) All real property and buildings held under lease by the
               Company and the Domestic Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and such subsidiaries (in giving the opinion in this clause, such counsel may state that he is relying upon opinions of local counsel, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of public officials and officers of the Company or such subsidiaries, provided that such counsel shall state that he has no reason to believe that both you and he are not justified in relying upon such opinions and certificates);

                   (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Domestic Subsidiaries is a party or of which any of their property is subject which, if determined adversely to any such Domestic Subsidiaries, can reasonably be expected to have, individually or in the aggregate, a material adverse effect on the current or future consolidated financial position stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                      (v) The issue and sale of the Shares being delivered at
               such Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the Organization Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Domestic Subsidiaries is a party or by which any of the Domestic Subsidiaries is bound or to which any of the property or assets of any of the Domestic Subsidiaries is subject, which conflict, breach, violation or default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Domestic Subsidiaries or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of any of the Domestic Subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Domestic Subsidiaries or any of their properties, which violation may reasonably be expected to have, individually or in the aggregate, a material adverse affect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Domestic Subsidiaries or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus;

                   (vi) None of the Domestic Subsidiaries is in violation of its
               Certificate of Incorporation or By-laws or, to the best of such counsel's knowledge after reasonable investigation, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument to which it is a party or by which it or any of its properties may be bound, which default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Domestic Subsidiaries or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus;

                   (vii) The statements set forth in the Prospectus under the caption "Certain Related Transactions" insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate and fairly summarize such provisions in all material respects;

                  (viii) This Agreement has been duly authorized, executed and delivered by the Operating Subsidiaries (as defined below) and duly executed and delivered by John Svenningsen;

                   (ix) The Stock Agreement has been duly authorized, executed and delivered by Amscan Inc. and has been duly executed and delivered by John A. Svenningsen, and such agreement constitutes a valid and legally binding agreement of each of Amscan Inc. and John A. Svenningsen enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (x) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vii) of this Section 8(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (d) Cummings & Lockwood, counsel for the Company, shall have furnished to you their written opinion (a copy of such opinion in final draft form (which final draft form shall be in form and substance satisfactory to you) being attached as Annex II(b) hereto), dated the date of such Time of Delivery to the effect that:

                   (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                   (ii) The Company has an authorized capitalization as set
               forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                   (iii) The Company has been duly qualified as a foreign
               corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or cannot reasonably be expected to be subject to any material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, certificates and official written statements of public officials and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they have no reason to believe that both you and they are not justified in relying upon such opinions, certificates and official written statements);

                    (iv) This Agreement has been duly authorized, executed and delivered by the Company;

                    (v) The Organization Agreements (other than the Stock
               Agreement, as to which such counsel expresses no opinion)) have been duly authorized, executed and delivered by the Company, and such agreements constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (vi) The statements set forth in the Prospectus under the
               caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Shares Eligible for Future Sale", "Organization of the Company", and "Underwriting" (except, with respect to the statements under the caption "Underwriting", for information furnished in writing to the Company by the Underwriters through the representatives expressly for use therein) insofar as they purport to describe the provisions of the laws and provisions of documents referred to therein, are accurate and fairly summarize such provisions in all material respects;

                   (vii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, can reasonably be expected to have, individually or in the aggregate, a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (viii) The issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the Organization Agreements (other than the Stock Agreement, as to which such counsel expresses no opinion) and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, which conflict, breach, violation or default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute (other than State securities or Blue Sky laws, as to which such counsel expresses no opinion) or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which violation may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the offering of the Shares in the manner contemplated by the Prospectus;

                    (ix) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the Organization Agreements (other than the Stock Agreement, as to which such counsel expresses no opinion), except for the filing of the Certificate of Incorporation of the Company with the State of Delaware, the registration of the offer and sale of the Shares under the Act and the registration of the Stock under the Exchange Act, each of which has been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                   (x) The Company is not in violation of its Certificate of
               Incorporation or By-laws;

                   (xi) The Company is not an "investment company" or an entity
               "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  (xii) The Registration Statement and the Prospectus and any
               further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as and to the extent expressly set forth in the opinion in subsection (vi) of this Section 8(d), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

            (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered by KPMG Peat Marwick LLP prior to the execution of this Agreement is attached hereto as Annex I(a) and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery are attached hereto as Annex I(b));

            (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities, if any, by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, if any;

            (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
         (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (i) The Shares at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

            (j) The Company has obtained and delivered to the Underwriters an executed copy of an agreement from each of John A. Svenningsen, the Christine Svenningsen Trust, the Jon Svenningsen Trust, the Elisabeth Svenningsen Trust, the Melissa Svenningsen Trust, the Emily Svenningsen Trust and the Sara Svenningsen Trust, substantially to the effect that during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, he shall not offer, sell, contract to sell, or otherwise dispose of any securities of the Company including but not limited to any securities that are exercisable or exchangeable for, that represent the right to receive or that are convertible into or whose exercise or settlement price is derivable from the price of Stock or any substantially similar securities without your prior written consent;

            (k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section ;

           (l) The Company shall have obtained (i) all appropriate waivers of the covenants under the Credit Agreement, dated as of September 20, 1995, among Amscan Inc., Kookaburra USA Ltd., Deco Paper Products, Inc. and Trisar, Inc., on the one hand, and the Banks signatory thereto and The Chase Manhattan Bank, as Agent, on the other hand, (ii) all appropriate releases of pledged shares pursuant to the Pledge Agreement, dated September 20, 1995, between John A. Svenningsen, as Pledgor, and The Chase Manhattan Bank, as Agent, and (iii) all appropriate releases of pledged shares pursuant to the Stock Pledge Agreement, dated November 13, 1993, among John A. Svenningsen, E. Allan Shook, L. Randall Harris and Higham, McConnell & Dunning;

            (m) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

            (n) The Organization (as defined in the Prospectus) shall have been duly and validly consummated in accordance with applicable law; the Company shall have entered into (i) the Tax Indemnity Agreement, (ii) an employment agreement between the Company and John A. Svenningsen,
         (iii) an employment agreement between the Company and Gerald C. Rittenberg and (iv) an employment agreement between the Company and William Wilkey; and Amscan Inc. shall have entered into an employment agreement between it and James M. Harrison, each such agreement with terms substantially as described in the Prospectus.

     9. (a) The Company, each of the subsidiaries of the Company listed on the signature pages hereof (the "Operating Subsidiaries"), and John A. Svenningsen (the "Principal Stockholder"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company, the Operating Subsidiaries and the Principal Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company, the Operating Subsidiaries and the Principal Stockholder against any losses, claims, damages or liabilities to which the Company, the Operating Subsidiaries or the Principal Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Operating Subsidiaries and the Principal Stockholder for any legal or other expenses reasonably incurred by the Company, the Operating Subsidiaries and the Principal Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable out-of-pocket costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Subsidiaries or the Principal Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Subsidiaries, the Principal Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company, the Operating Subsidiaries and the Principal Stockholder under this Section 9 shall be in addition to any liability which the Company, the respective Operating Subsidiaries and the Principal Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any of the Operating Subsidiaries within the meaning of the Act.

     (f) Notwithstanding the foregoing, and without limiting in any way the ability of any Underwriter to commence an action or proceeding against the Principal Stockholder on a joint and several basis, the Principal Stockholder shall not be required to make payment of any amount pursuant to subsection (a),
(c) or (d) above to any Underwriter with respect to any loss, claim, damage, liability or expense (each such circumstance or event a "Loss") which falls within the scope of subsection (a), (c) or (d) above unless and until the Company and the Operating Subsidiaries have failed to pay any amount owed to such Underwriter under subsection (a), (c) or (d) above with respect to a Loss within 20 business days after the earlier to occur of (i) a demand by the Underwriters for payment by the Company and the Operating Subsidiaries of such amount, which amount the Company and the Operating Subsidiaries agree, whether by settlement or otherwise, is owed to such Underwriter, or (ii) entry of a final judgment by a court of competent jurisdiction, from which the time period for filing an appeal has expired, against the Company or any of the Operating Subsidiaries providing for payment to the Underwriters of such amount; provided, however, that after any Insolvency Event (as hereinafter defined) the Principal Stockholder shall be liable in accordance with subsections (a), (c) and (d) above without regard to the requirements of clauses (i) and (ii) of this paragraph; and in no event shall the aggregate liability of the Principal Stockholder under Sections 9 and 10 exceed $___________. For purposes of this subsection (f), an "Insolvency Event" shall have occurred when the Company or any of the Operating Subsidiaries has commenced a voluntary proceeding, under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or other proceeding to be adjudicated a bankrupt or insolvent, or otherwise consented to the entry of a decree or order for relief in respect of the Company or any of the Operating Subsidiaries in any involuntary proceeding or to the commencement of any similar proceeding against it, or had entered against it any decree or order for relief in any such involuntary proceeding or adjudging the Company or any of the Operating Subsidiaries a bankrupt or insolvent or appointing a custodian, receiver or similar official of the Company or any of the Operating Subsidiaries, or of any substantial part of its property and, with respect to any involuntary order or decree, such order or decree remains unstayed and in effect for a period of 20 business days, or had any such party appointed or take possession thereof, or made any assignment for the benefit of creditors, or taken any corporate action to authorize any of the foregoing actions.


    10. (a) The Company, the Operating Subsidiaries and the Principal Stockholder, jointly and severally, will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as QIU, against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim as such expressed are incurred.


     (b) Promptly after receipt by the QIU under subsection (a) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the QIU (who shall not, except with the consent of the QIU, be counsel to the indemnifying party), and, after notice from the indemnifying party to the QIU of its election so to assume the defense thereof, the indemnifying party shall not be liable to the QIU under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the QIU, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the QIU, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the QIU is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the QIU from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of QIU.



     (c) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless Goldman, Sachs & Co., in its capacity as QIU, under subsection (a) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company, the Operating Subsidiaries and the Principal Stockholder shall contribute to the amount paid or payable by the QIU as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the QIU on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the QIU failed to give the notice required under subsection
(b) above, then the Company, the Operating Subsidiaries and the Principal Stockholder shall contribute to such amount paid or payable by the QIU in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Subsidiaries and the Principal Stockholder on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to the fee payable to the QIU pursuant to Section 3 hereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, the Operating Subsidiaries or the Principal Stockholder on the one hand or the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Subsidiaries, the Principal Stockholder and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (c). The amount paid or payable by the QIU as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (d) The obligations of the Company, the Operating Subsidiaries and the Principal Stockholder under this Section 10 shall be in addition to any liability which the Company, the Operating Subsidiaries or the Principal Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Act.

     (e) Notwithstanding the foregoing, and without limiting in any way the ability of the QIU to commence an action or proceeding against the Principal Stockholder on a joint and several basis, the Principal Stockholder shall not be required to make payment of any amount pursuant to subsection (a), (b) or (c) above to the QIU with respect to any loss, claim, damage, liability or expense (each such circumstance or event a "Loss") which falls within the scope of subsection (a), (b) or (c) above unless and until the Company and the Operating Subsidiaries have failed to pay any amount owed to the QIU under subsection (a),
(b) or (c) above with respect to a Loss within 20 business days after the earlier to occur of (i) a demand by the QIU for payment by the Company and the Operating Subsidiaries of such amount, which amount the Company and the Operating Subsidiaries agree, whether by settlement or otherwise, is owed to the QIU, or (ii) entry of a final judgment by a court of competent jurisdiction, from which the time period for filing an appeal has expired, against the Company or any of the Operating Subsidiaries providing for payment to the QIU of such amount; provided, however, that after any Insolvency Event the Principal Stockholder shall be liable in accordance with subsections (a), (b) or (c) above without regard to the requirements of clauses (i) and (ii) of this paragraph; and in no event shall the aggregate liability of the Principal Stockholder under Sections 9 and 10 exceed $___________.

     11. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting

Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for (i) the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and
(ii) the indemnity and contribution agreements of the Company, the Operating Subsidiaries, the Principal Stockholder and the Underwriters in Sections 9 and 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Subsidiaries, the Principal Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Operating Subsidiaries, the Principal Stockholder or any officer or director or controlling person of the Company, the Operating Subsidiaries or the Principal Stockholder, and shall survive delivery of and payment for the Shares.

     13. If this Agreement shall be terminated pursuant to Section 11 hereof, neither the Company, the Operating Subsidiaries nor the Principal Stockholder shall then be under any liability to any Underwriter except as provided in Sections 7, 9 and 10 hereof; but, if for any other reason Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company, the Operating Subsidiaries and the Principal Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7, 9 and 10 hereof.

     14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company, the Operating Subsidiaries or Principal Stockholder shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Operating Subsidiaries and the Principal Stockholder and, to the extent provided in Sections 9, 10 and 12 hereof, the officers and directors of the Company and the Operating Subsidiaries and each person who controls the Company, the Operating Subsidiaries or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us 8 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Operating Subsidiaries and the Principal Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.




                                             Very truly yours,


                                             Amscan Holdings, Inc.


                                             By:_______________________________
                                                Name:
                                                Title:


                                             Amscan Inc.


                                             By:_______________________________
                                                Name:
                                                Title:

                                             Am-Source, Inc.



                                             By:_______________________________
                                                Name:
                                                Title:


                                             Trisar, Inc.



                                             By:_______________________________
                                                Name:
                                                Title:

                                             Amscan Distributors (Canada) Ltd.




                                             By:_______________________________
                                                Name:
                                                Title:


                                             JCS Realty Corp.



                                             By:_______________________________
                                                Name:
                                                Title:


                                             SSY Realty Corp.



                                             By:_______________________________
                                                Name:
                                                Title:



                                             __________________________________
                                             John A. Svenningsen


Accepted as of the date hereof



Goldman, Sachs & Co.
Alex. Brown & Sons Incorporated


By:__________________________________
       (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                        NUMBER OF OPTIONAL
                                                                           SHARES TO BE
                                                     TOTAL NUMBER OF       PURCHASED IF
                                                       FIRM SHARES        MAXIMUM OPTION
                              UNDERWRITER            TO BE PURCHASED        EXERCISED
                              -----------            ---------------    ------------------
Goldman, Sachs & Co...............................
Alex. Brown & Sons Incorporated...................
[Names of other Underwriters].....................




         Total....................................

                                   SCHEDULE II


Subsidiary                                        Percentage Owned by Company
----------                                        ---------------------------
Amscan Inc.                                                   100
Am-Source, Inc.                                               100
Trisar, Inc.                                                  100
Amscan Distributors (Canada) Ltd.                             100
Amscan Holdings Limited                                        75
Amscan (Asia Pacific) Pty. Ltd.                                85
Amscan Partyartikel GmbH                                       95
Amscan Svenska AB                                             100
Amscan de Mexico, S.A. de C.V.                                 48
JCS Realty Corp.                                              100
SSY Realty Corp.                                              100

                                                                         ANNEX I

     Pursuant to Section 8(e) of the Underwriting Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Companies and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited combined interim financial statements of the Companies for the periods specified in such letter;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed combined statements of income and combined statements of cash flows included in the Prospectus and on the basis of specified procedures including inquiries of officials of the Companies who have responsibility for financial and accounting matters regarding whether the unaudited condensed combined financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed combined financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the combined results of operations and financial position of the Company for the three years ended December 31, 1995 included in the Prospectus agrees with the corresponding amounts in the audited combined financial statements for such years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Companies, inspection of the minute books of the Companies since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Companies responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) (i) the unaudited combined statements of income and
               combined statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited combined statements of income and combined statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                   (B) any other unaudited income statement data and balance
               sheet items included in the Prospectus (other than such data and items for the two years ended December 31, 1992) do not agree with the corresponding items in the unaudited combined financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited combined financial statements included in the Prospectus;

                   (C) the unaudited financial statements which were not
               included in the Prospectus but from which were derived any unaudited combined financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited combined financial statements included in the Prospectus;

                   (D) any unaudited pro forma combined condensed financial
               statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the long-term debt of the Companies, or any decreases in net current assets or stockholders' equity or other items specified by the Representatives of the Companies, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial
               statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in sales or operating income or net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;

            (vii) In addition to the audits referred to in their report(s) included in the Prospectus, they have performed certain specified procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the combining schedules of the Companies, a comparison of the unaudited financial data presented in the unaudited financial statements with the general accounting records of the individual companies to which such unaudited financial statements relate and inquiries of officials of the Companies responsible for financial and accounting matters, with respect to the combined selected financial statements for the Companies for the years ended December 31, 1991 and 1992 which appear in the Prospectus and which are derived from the audited financial statements and the unaudited financial statements, as the case may be, of the individual Companies for such years. Based on the foregoing procedures, nothing came to their attention that caused them to believe that:

                   (A) the combined financial statements of the Company for the years ended December 31, 1991 and 1992 were not determined on a basis substantially consistent with the basis for the determination of the combined financial statements included in the Prospectus for the three years ended December 31, 1995; and



            (viii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
         (vi) and (vii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


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